CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of report (Date of earliest event report:)
November 12, 2019

Access-Power, Inc.
(Exact name of registrant as specified in its charter)

State of Jurisdiction of incorporation: FLORIDA
Commission File No: 333-65069
IRS Employer Identification No: 59-3420985

17164 Dune View Drive
Apt 106
Grand Haven, MI 49417

or

PO BOX 598
Grand Haven MI, 49417
(Address of Principal Executive Officer)

Registrant telephone number, including area code:
616-312-5390

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[] Written communications pursuant to Rule 425 under securities Act (17 CFR230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item. 8.01 Other events

Access-Power, Inc. is filing the below document signed, dated, and notarized for our Shareholders and the Commission to review.

Access-Power, Inc.
TICKER:  ACCR
Patrick J. Jensen, Director
PO BOX 598
Grand Haven MI, 49417
616-312-5390
pjensen@myaccess-power.com

October 27, 2019

BOARD RESOLUTION TO LOCK UP

RECITALS:

1) Patrick J. Jensen is 53.7095% in control of the voting common stock of this Corporation. We only have common stock, and the share structure is as follows:

     a)  Authorized Shares:  500,000,000
     b)  Oustanding Shares:  244,144,121
     c)  All common stock owned by the undersigned:  131,128,500
     d) Restricted shares owned by the undersigned: 115,000,000 shares included above in (c). **Since the date of this letter, the undersigned as RESTRICTED all of the 131,128,500 shares

2) Access-Power, Inc. is a Florida Corporation with operations in Michigan.

3) I hereby certify to lock up any sales of common stock in Access-Power, Inc. common stock for a period of 2 years, until October 26, 2021. The undersigned will not offer, sell, contract to sell, pledge or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in disposition (whether by actual disposition or effective economic disposition due to cash settlement of otherwise) of common stock owned or to be received by the undersigned following the event.

4) The undersigned pledges that he will not sell any shares beneficially owned, and all shares will be delivered to the transfer agent.

5)  This agreement is signed and effect for two years (2 years).

6) The parties hereto agree that any lock-up agreement executed previously by the undersigned and delivered to Standard Transfer & Registrar or Patrick J. Jensen shall be void and of no further force or effect, it being the intent of all partied that any such lock-up agreement, whether in the form of a lock-up agreement or lock-up and investment letter, shall be void 'ab initio'.

7 This agreement is intended to provide positive sentiment inherent in the value of our common stock.

    IN WITNESS WHEREOF, the undersigned has completed this Lock-Up Agreement which is expected to be effective in the 4th quarter of 2019, and authorized Standard Transfer &
Registrar and Patrick J. Jensen to rely on this Lock-Up
Agreement as hereinabove described.

Dated October 27, 2019

Signature:
Patrick J. Jensen
(NOTARIZED ON FILED WITH THE SEC, FINRA, and OTC MARKETS)

***** NEXT ITEM OF BUSINESS *****

On November 13, 2019, the Company efiled for an electronic trademark and servicemark with the USPTO for a "Method of Delivery for Marijuana and Marijuana Clone products by Drones." This was efiled with the USPTO on November 13, 2019. The TEAS application is # 88690325.

Our comeback song:

https://www.youtube.com/watch?v=xbhCPt6PZIU

The following should be considered in connection with an evaluation of our business and recent market activities as described above:

There are various risk factors that should be carefully considered in evaluating our business; because such factors may have a significant impact on our business, our operating results, our liquidity and financial condition. As a result of these various risk factors, actual results could differ materially from those projected in any forward-looking statements. Additional risks and uncertainties not presently known to us, or that we currently consider to be immaterial, may also impact our business, result of operations, liquidity and financial condition. If any such risks occur, our business, its operating results, liquidity and financial condition could be materially affected in an adverse manner. Under such circumstances, if a stable trading market for our securities is established, the trading price of our securities could decline, and you may lose all or part of your investment.

SECURITIES ISSUED BY THE COMPANY INVOLVE A HIGH DEGREE OF RISK AND, THEREFORE, SHOULD BE CONSIDERED EXTREMELY SPECULATIVE. THEY SHOULD NOT BE PURCHASED BY PERSONS WHO CANNOT AFFORD THE POSSIBILITY OF THE LOSS OF THE ENTIRE INVESTMENT. PROSPECTIVE INVESTORS SHOULD READ
ALL OF THE COMPANY'S FILINGS, INCLUDING ALL EXHIBITS, AND CAREFULLY CONSIDER, AMONG OTHER FACTORS THE VARIOUS RISK FACTORS THAT MAY BE PRESENT.

You should be aware that there are many substantial risks to an investment in our common stock. Carefully consider these risk factors, along with any available information currently reported by the Company (of which there are note), before you decide to invest in shares of our common stock.

If these risk factors were to occur, our business, financial condition, results of operations or future prospects could be materially adversely affected. If that happens, the market price for our common stock, if any, could decline, and prospective investors would likely lose all or even part of their investment.

Cautionary Language Concerning Forward-Looking Statements

Statements in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to the Company or its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business, based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors. Such statements could be affected by risks and

Respectfully submitted before the Commission,

Patrick J. Jensen
Director
Access-Power, Inc.
November 12, 2019